UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8‑K

_____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2017

______________________________________________________

LINDSAY CORPORATION

(Exact name of registrant as specified in its charter)

______________________________________________________

Delaware	1-13419	47-0554096
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 North 111th Street
Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

                            (402) 829-6800

(Registrant’s telephone number, including area code)

                            Not applicable

(Former name or former address, if changed since last report)

_________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2017, the Board of Directors (the “Board”) of Lindsay Corporation (the “Company”) appointed Timothy Hassinger as President and Chief Executive Officer (“CEO”) and a member of the Board, effective October 16, 2017 (the “Effective Date”).   Hassinger will succeed Richard W. Parod, who previously announced he is retiring from his positions as President, CEO and a member of the Board after 17 years of service to the Company.  From the Effective Date through his previously announced retirement date of December 1, 2017, Parod is expected to serve the Company in an advisory capacity as President Emeritus.

Hassinger, 55, currently serves as President and CEO of Dow AgroSciences, headquartered in Indianapolis, Indiana. Dow AgroSciences, a subsidiary of The Dow Chemical Company, discovers, develops and brings to market crop protection and plant biotechnology solutions.  A 33-year veteran of Dow AgroSciences, Hassinger has held a series of senior leadership positions throughout his career across a variety of the company’s domestic and international business units.  Prior to becoming President and CEO of Dow AgroSciences in May 2014, he served as the company’s Global Commercial Leader from February 2013 to April 2014 and Vice President for the Crop Protection Global Business Unit from August 2009 to April 2014. Previously, he served as Vice President for the Dow AgroSciences business in the Europe, Latin America, and Pacific regions from 2007 to 2009.  In 2005, he moved to Shanghai, where he served as Regional Commercial Unit Leader for Greater China.  Hassinger received his Bachelor of Science degree in Agricultural Economics from the University of Illinois.

Upon his commencement of employment with the Company on the Effective Date, Hassinger (i) will receive an annual base salary of $900,000; (ii) will be eligible to receive a target bonus equal to 100% of his base salary and a maximum bonus of up to 200% of his target bonus; and (iii) will be eligible to receive annual equity or long-term incentive awards, the aggregate grant-date accounting value of which is expected to be $1,800,000.  In addition, on the Effective Date, Hassinger will receive a special grant of restricted stock units on his start date with a value of $3,000,000 (based on the Company’s closing stock price on the Effective Date).  The special grant of restricted stock units is subject to vesting at the rate of 33‑1/3% per year on November 1, 2018, 2019 and 2020.

The Company and Hassinger have entered into a written employment agreement (the “Employment Agreement”), which provides for a term of three years.  In addition to the compensation discussed above, the agreement provides that Hassinger will receive a taxable transportation allowance of $2,000 per month and will be eligible to participate in other insurance and benefit plans generally available to senior executives of the Company. In addition, if Hassinger’s employment is terminated by the Company other than for “cause” (as that term is defined in the Employment Agreement), death or disability (as that term is defined in the Employment Agreement), Hassinger will receive severance compensation equal to one and one-half (1.5) times the sum of his annual base salary plus target bonus at the rate in effect on the date of his termination.  However, if Hassinger is terminated other than for “cause”, death or disability within two (2) years following a Change in Control (as defined in the Employment Agreement), or voluntarily terminates his employment for Good Reason (as defined in the Employment Agreement) within such period, then he will receive severance compensation equal to three (3) times the sum of his annual base salary plus target bonus at the rate in effect on the date of termination.  In either severance scenario, Hassinger will also receive a prorated bonus based on actual performance under the Company’s annual management incentive plan for the fiscal year of termination.

A copy of the Employment Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  The foregoing description of the material terms of the Employment Agreement does not purport to be complete and is qualified by reference to such exhibit.

Hassinger has also entered into an Indemnification Agreement with the Company in the form attached as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2008.

There are no family relationships between Hassinger and any director or executive officer of the Company, and Hassinger has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure

A copy of the press release announcing Hassinger’s appointment as President and CEO is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.  In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

10.1Employment Agreement, dated July 17, 2017, between the Company and Timothy Hassinger.

10.2Form of Indemnification Agreement between the Company and its Officers and Directors, previously filed as Exhibit 10.2 with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2008 and incorporated herein by reference.

99.1Press Release, dated July 18, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian L. Ketcham _
Dated: July 21, 2017	LINDSAY CORPORATION By:/s/ Brian L. Ketcham Brian L. Ketcham, Vice President and Chief Financial Officer